File No. 33-11351
                                            Rule 497(e)


                 STEIN ROE INVESTMENT TRUST
                Stein Roe Young Investor Fund

            Supplement to Feb. 2, 1999 Prospectus
                      ________________

     The minimum initial amount that must be invested to open a Young Investor Fund account under an automatic investment plan is now $100. However, from April 29, 1999, through the close of business on July 30, 1999, this minimum has been reduced to $0, provided that the automatic investment plan continue at a monthly minimum investment of $50 until the account has a value of at least $1,000. (See Your Account-Purchasing Shares.)

           This Supplement is Dated April 29, 1999